BATH & BODY WORKS, INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) - FISCAL 2019
DISCONTINUED OPERATIONS PRESENTATION - GIVING EFFECT TO THE VICTORIA'S SECRET & CO. SPIN-OFF
(Unaudited)
(In thousands, except per share amounts)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net Sales	$ 958,408	$ 1,116,846	$ 1,099,261	$ 2,230,947	$ 5,405,461
Costs of Goods Sold, Buying and Occupancy	(561,261)	(664,376)	(617,626)	(1,174,879)	(3,018,142)
Gross Profit	397,146	452,470	481,635	1,056,068	2,387,319
General, Administrative and Store Operating Expenses	(275,766)	(313,247)	(315,311)	(443,007)	(1,347,332)
Operating Income	121,380	139,224	166,324	613,060	1,039,987
Interest Expense	(97,150)	(93,143)	(90,094)	(90,023)	(370,410)
Other Income (Loss)	5,603	(36,534)	(35,244)	3,822	(62,352)
Income from Continuing Operations before Income Taxes	29,832	9,548	40,987	526,859	607,225
Provision (Benefit) for Income Taxes	6,143	(5,076)	13,260	133,819	148,146
Net Income from Continuing Operations	23,689	14,623	27,727	393,040	459,079
Income (Loss) from Discontinued Operations, Net of Tax	16,566	22,973	(279,719)	(585,296)	(825,475)
Net Income (Loss)	$ 40,255	$ 37,596	$ (251,992)	$ (192,255)	$ (366,396)
Earnings (Loss) per Common Share - Basic					
Continuing Operations	$ 0.09	$ 0.05	$ 0.10	$ 1.42	$ 1.66
Discontinued Operations	$ 0.06	$ 0.08	$ (1.01)	$ (2.12)	$ (2.99)
Total Earnings (Loss) per Common Share - Basic	$ 0.15	$ 0.14	$ (0.91)	$ (0.70)	$ (1.33)
Earnings (Loss) per Common Share - Dilutive					
Continuing Operations	$ 0.09	$ 0.05	$ 0.10	$ 1.41	$ 1.65
Discontinued Operations	$ 0.06	$ 0.08	$ (1.01)	$ (2.10)	$ (2.97)
Total Earnings (Loss) per Common Share - Dilutive	$ 0.14	$ 0.14	$ (0.91)	$ (0.69)	$ (1.32)
Weighted Average Shares Outstanding					
Basic	275,481	276,297	276,398	276,477	276,163
Dilutive	278,165	278,487	277,985	278,785	278,356

Reflects the Consolidated Statements of Income (Loss) of Bath & Body Works, Inc. (the "Company") as if the Victoria's Secret business was reported as a discontinued operation for the periods presented. Income (Loss) from Discontinued Operations, Net of Tax reflects the after-tax operating results of Victoria's Secret, and does not include any allocation of general corporate overhead expense or interest expense of the Company to Victoria's Secret. Beginning in the third quarter of fiscal 2021, Victoria's Secret's historical financial results for periods prior to the spin-off will be reflected in the Company's consolidated financial statements as discontinued operations.

BATH & BODY WORKS, INC.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) - FISCAL 2020
DISCONTINUED OPERATIONS PRESENTATION - GIVING EFFECT TO THE VICTORIA'S SECRET & CO. SPIN-OFF
(Unaudited)
(In thousands, except per share amounts)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net Sales	$ 760,602	$ 1,253,132	$ 1,702,177	$ 2,718,192	$ 6,434,102
Costs of Goods Sold, Buying and Occupancy	(492,754)	(694,266)	(839,471)	(1,311,854)	(3,338,345)
Gross Profit	267,847	558,866	862,706	1,406,338	3,095,757
General, Administrative and Store Operating Expenses	(231,678)	(296,127)	(426,648)	(537,110)	(1,491,563)
Operating Income	36,169	262,740	436,058	869,228	1,604,194
Interest Expense	(94,688)	(102,810)	(119,317)	(115,642)	(432,457)
Other Income (Loss)	3,749	(80)	(51,531)	(2,366)	(50,228)
Income (Loss) from Continuing Operations before Income Taxes	(54,770)	159,850	265,210	751,220	1,121,508
Provision (Benefit) for Income Taxes	(54,001)	47,460	69,068	194,321	256,848
Net Income (Loss) from Continuing Operations	(769)	112,390	196,142	556,899	864,660
Income (Loss) from Discontinued Operations, Net of Tax	(296,097)	(161,987)	134,440	303,432	(20,210)
Net Income (Loss)	$ (296,867)	$ (49,597)	$ 330,582	$ 860,331	$ 844,450
Earnings (Loss) per Common Share - Basic					
Continuing Operations	$ (0.00)	$ 0.40	$ 0.70	$ 2.00	$ 3.11
Discontinued Operations	$ (1.07)	$ (0.58)	$ 0.48	$ 1.09	$ (0.07)
Total Earnings (Loss) per Common Share - Basic	$ (1.07)	$ (0.18)	$ 1.19	$ 3.08	$ 3.04
Earnings (Loss) per Common Share - Dilutive					
Continuing Operations	$ (0.00)	$ 0.40	$ 0.69	$ 1.96	$ 3.07
Discontinued Operations	$ (1.07)	$ (0.58)	$ 0.48	$ 1.07	$ (0.07)
Total Earnings (Loss) per Common Share - Dilutive	$ (1.07)	$ (0.18)	$ 1.17	$ 3.03	$ 3.00
Weighted Average Shares Outstanding					
Basic	276,988	277,795	278,629	279,038	278,112
Dilutive	276,988	279,880	283,001	283,802	281,471

Reflects the Consolidated Statements of Income (Loss) of Bath & Body Works, Inc. (the "Company") as if the Victoria's Secret business was reported as a discontinued operation for the periods presented. Income (Loss) from Discontinued Operations, Net of Tax reflects the after-tax operating results of Victoria's Secret, and does not include any allocation of general corporate overhead expense or interest expense of the Company to Victoria's Secret. Beginning in the third quarter of fiscal 2021, Victoria's Secret's historical financial results for periods prior to the spin-off will be reflected in the Company's consolidated financial statements as discontinued operations.

First Quarter Second Quarter First Half Net Sales 1,469,479$ 1,703,726$ 3,173,205$ Costs of Goods Sold, Buying and Occupancy (727,781) (875,348) (1,603,129) Gross Profit 741,698 828,379 1,570,076 General, Administrative and Store Operating Expenses (404,534) (444,217) (848,751) Operating Income 337,164 384,161 721,325 Interest Expense (113,701) (96,684) (210,385) Other Loss (105,186) (230) (105,416) Income from Continuing Operations before Income Taxes 118,276 287,247 405,524 Provision for Income Taxes 28,017 71,983 100,000 Net Income from Continuing Operations 90,259 215,265 305,524 Income from Discontinued Operations, Net of Tax 186,356 158,929 345,285 Net Income 276,616$ 374,193$ 650,809$ Earnings per Common Share - Basic Continuing Operations 0.32$ 0.78$ 1.10$ Discontinued Operations 0.67$ 0.58$ 1.25$ Total Earnings per Common Share - Basic 0.99$ 1.36$ 2.35$ Earnings per Common Share - Dilutive Continuing Operations 0.32$ 0.77$ 1.08$ Discontinued Operations 0.66$ 0.57$ 1.22$ Total Earnings per Common Share - Dilutive 0.97$ 1.34$ 2.31$ Weighted Average Shares Outstanding Basic 279,121 274,978 277,050 Dilutive 284,461 280,002 282,232 Reflects the Consolidated Statements of Income of Bath & Body Works, Inc. (the "Company") as if the Victoria's Secret business was reported as a discontinued operation for the periods presented. Income from Discontinued Operations, Net of Tax reflects the after-tax operating results of, and costs to separate, Victoria’s Secret, and does not include any allocation of general corporate overhead expense or interest expense of the Company to Victoria’s Secret. Beginning in the third quarter of fiscal 2021, Victoria’s Secret’s historical financial results for periods prior to the spin-off will be reflected in the Company’s consolidated financial statements as discontinued operations. BATH & BODY WORKS, INC. CONSOLIDATED STATEMENTS OF INCOME - FISCAL 2021 DISCONTINUED OPERATIONS PRESENTATION - GIVING EFFECT TO THE VICTORIA'S SECRET & CO. SPIN-OFF (Unaudited) (In thousands, except per share amounts)

BATH AND BODY WORKS, INC.

ADJUSTED FINANCIAL INFORMATION

DISCONTINUED OPERATIONS PRESENTATION - GIVING EFFECT TO THE VICTORIA'S SECRET & CO. SPIN-OFF

(Unaudited)

(In thousands except per share amounts)

	2019					2020					2021		
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Year-to-Date
Details of Special Items - Income (Expense)													
Restructuring Charges (a)	$ -	$ -	$ -	$ -	$ -	$ -	$ (29,572)	$ -	$ -	$ (29,572)	$ -	$ -	$ -
Special Items included in Operating Income	-	-	-	-	-	-	(29,572)	-	-	(29,572)	-	-	-
Loss on Extinguishment of Debt (b)	-	(39,564)	-	-	(39,564)	-	-	(52,668)	-	(52,668)	(105,464)	-	(105,464)
La Senza Charges (c)	-	-	(37,217)	-	(37,217)	-	-	-	-	-	-	-	-
Special Items included in Other Income (Loss)	-	(39,564)	(37,217)	-	(76,781)	-	-	(52,668)	-	(52,668)	(105,464)	-	(105,464)
Net Tax Benefit from the Resolution of Certain Tax Matters (d)	-	-	-	-	-	50,360	-	-		50,360	-	-	-
Tax Effect of Special Items included in Operating Income and Other Income (Loss)	-	9,532	9,516	-	19,048	-	5,713	12,640	-	18,353	25,337	-	25,337
Special Items included in Net Income (Loss) from Continuing Operations	$ -	$ (30,032)	$ (27,701)	$ -	$ (57,733)	$ 50,360	$ (23,859)	$ (40,028)	$ -	$ (13,527)	$ (80,127)	$ -	$ (80,127)
Reconciliation of Reported Operating Income to Adjusted Operating Income													
Reported Operating Income	$ 121,380	$ 139,224	$ 166,324	$ 613,060	$ 1,039,987	$ 36,169	$ 262,740	$ 436,058	$ 869,228	$ 1,604,194	$ 337,164	$ 384,161	$ 721,325
Special Items included in Operating Income	-	-	-	-	-	-	29,572	-	-	29,572	-	-	-
Adjusted Operating Income	$ 121,380	$ 139,224	$ 166,324	$ 613,060	$ 1,039,987	$ 36,169	$ 292,312	$ 436,058	$ 869,228	$ 1,633,766	$ 337,164	$ 384,161	$ 721,325
Reconciliation of Reported Net Income (Loss) from Continuing Operations to Adjusted Net Income (Loss) from Continuing Operations													
Reported Net Income (Loss) from Continuing Operations	$ 23,689	$ 14,623	$ 27,727	$ 393,040	$ 459,079	$ (769)	$ 112,390	$ 196,142	$ 556,899	$ 864,660	$ 90,259	$ 215,265	$ 305,524
Special Items included in Net Income (Loss) from Continuing Operations	-	30,032	27,701	-	57,733	(50,360)	23,859	40,028	-	13,527	80,127	-	80,127
Adjusted Net Income (Loss) from Continuing Operations	$ 23,689	$ 44,655	$ 55,428	$ 393,040	$ 516,812	$ (51,129)	$ 136,249	$ 236,170	$ 556,899	$ 878,187	$ 170,386	$ 215,265	$ 385,651
Reconciliation of Reported Earnings (Loss) from Continuing Operations Per Diluted Share to Adjusted Earnings (Loss) from Continuing Operations Per Diluted Share													
Reported Earnings (Loss) from Continuing Operations Per Diluted Share	$ 0.09	$ 0.05	$ 0.10	$ 1.41	$ 1.65	$ (0.00)	$ 0.40	$ 0.69	$ 1.96	$ 3.07	$ 0.32	$ 0.77	$ 1.08
Special Items included in Earnings (Loss) from Continuing Operations Per Diluted Share	-	0.11	0.10	-	0.21	(0.18)	0.09	0.14	-	0.05	0.28	-	0.28
Adjusted Earnings (Loss) from Continuing Operations Per Diluted Share	$ 0.09	$ 0.16	$ 0.20	$ 1.41	$ 1.86	$ (0.18)	$ 0.49	$ 0.83	$ 1.96	$ 3.12	$ 0.60	$ 0.77	$ 1.37

(a) - In the second quarter of 2020, we recognized a $29.6 million charge ($23.9 million net of tax of $5.7 million), included in general, administrative and store operating expenses, related to previously announced restructuring actions.

(b) - In the first quarter of 2021 we recognized a $105.5 million pre-tax loss ($80.1 million net of tax of $25.4 million), in the third quarter of 2020 we recognized a $52.7 million pre-tax loss ($40.0 million net of tax of $12.7 million) and in the second quarter of 2019 we recognized a $39.6 million pre-tax loss ($30.0 million net of tax of $9.5 million) associated with the early extinguishment of outstanding notes. These pre-tax losses are included in other income (loss).

(c) - In the third quarter of 2019, we recognized a $37.2 million charge ($27.7 million net of tax of $9.5 million), included in other income (loss), to increase reserves related to ongoing guarantees for the La Senza business which was sold in the fourth quarter of 2018.

(d) - In the first quarter of 2020, we recognized a $50.4 million tax benefit related to the resolution of certain tax matters.

The Adjusted Financial Information should not be construed as an alternative to the reported results determined in accordance with generally accepted accounting principles. Further, the Company's definition of adjusted income information may differ from similarly titled measures used by other companies. Management believes that the presentation of adjusted financial information provides additional information to investors to facilitate the comparison of past and present operations. While it is not possible to predict future results, management believes the adjusted information is useful for the assessment of the ongoing operations of the Company because the adjusted items are not indicative of our ongoing operations due to their size and nature. Additionally, management uses adjusted financial information as key performance measures of results of operations for the purpose of evaluating performance internally. The Adjusted Financial Information should be read in conjunction with the Company's historical financial statements and notes thereto contained in the Company's quarterly reports on Form 10-Q and annual report on Form 10-K.

BATH & BODY WORKS, INC.
ADJUSTED STATEMENTS OF INCOME FROM CONTINUING OPERATIONS - FISCAL 2019
DISCONTINUED OPERATIONS PRESENTATION - GIVING EFFECT TO THE VICTORIA'S SECRET & CO. SPIN-OFF
(Unaudited)
(In thousands, except per share amounts)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net Sales	$ 958,408	$ 1,116,846	$ 1,099,261	$ 2,230,947	$ 5,405,461
Costs of Goods Sold, Buying and Occupancy	(561,261)	(664,376)	(617,626)	(1,174,879)	(3,018,142)
Gross Profit	397,146	452,470	481,635	1,056,068	2,387,319
General, Administrative and Store Operating Expenses	(275,766)	(313,247)	(315,311)	(443,007)	(1,347,332)
Operating Income	121,380	139,224	166,324	613,060	1,039,987
Interest Expense	(97,150)	(93,143)	(90,094)	(90,023)	(370,410)
Other Income (a)	5,603	3,030	1,973	3,822	14,429
Income from Continuing Operations before Income Taxes	29,832	49,112	78,204	526,859	684,006
Provision for Income Taxes (b)	6,143	4,456	22,776	133,819	167,194
Net Income from Continuing Operations	$ 23,689	$ 44,655	$ 55,428	$ 393,040	$ 516,812
Earnings (Loss) per Common Share - Basic					
Continuing Operations	$ 0.09	$ 0.16	$ 0.20	$ 1.42	$ 1.87
Earnings (Loss) per Common Share - Dilutive					
Continuing Operations	$ 0.09	$ 0.16	$ 0.20	$ 1.41	$ 1.86
Weighted Average Shares Outstanding					
Basic	275,481	276,297	276,398	276,477	276,163
Dilutive	278,165	278,487	277,985	278,785	278,356

(a) - In the second quarter we recognized a $39.6 million pre-tax loss ($30.0 million net of tax of $9.5 million) associated with the early extinguishment of outstanding notes. In the third quarter, we recognized a $37.2 million charge ($27.7 million net of tax of $9.5 million), to increase reserves related to ongoing guarantees for the La Senza business which was sold in the fourth quarter of 2018.

(b) - Includes the income tax effects of the items referenced above.

Reflects the Adjusted Statements of Income from Continuing Operations of Bath & Body Works, Inc. as if the Victoria's Secret business was reported as a discontinued operation for the periods presented. Refer to "Adjusted Financial Information" for more information on the adjustments made to historical results. Beginning in the third quarter of fiscal 2021, Victoria's Secret's historical financial results for periods prior to the spin-off will be reflected in the Company's consolidated financial statements as discontinued operations.

First Quarter Second Quarter Third Quarter Fourth Quarter Full Year Net Sales 760,602$ 1,253,132$ 1,702,177$ 2,718,192$ 6,434,102$ Costs of Goods Sold, Buying and Occupancy (492,754) (694,266) (839,471) (1,311,854) (3,338,345) Gross Profit 267,847 558,866 862,706 1,406,338 3,095,757 General, Administrative and Store Operating Expenses (a) (231,678) (266,555) (426,648) (537,110) (1,461,991) Operating Income 36,169 292,312 436,058 869,228 1,633,766 Interest Expense (94,688) (102,810) (119,317) (115,642) (432,457) Other Income (Loss) (b) 3,749 (80) 1,137 (2,366) 2,440 Income (Loss) from Continuing Operations before Income Taxes (54,770) 189,422 317,878 751,220 1,203,748 Provision (Benefit) for Income Taxes (c) (3,641) 53,173 81,708 194,321 325,561 Net Income (Loss) from Continuing Operations (51,129)$ 136,249$ 236,170$ 556,899$ 878,187$ Earnings (Loss) per Common Share - Basic Continuing Operations (0.18)$ 0.49$ 0.85$ 2.00$ 3.16$ Earnings (Loss) per Common Share - Dilutive Continuing Operations (0.18)$ 0.49$ 0.83$ 1.96$ 3.12$ Weighted Average Shares Outstanding Basic 276,988 277,795 278,629 279,038 278,112 Dilutive 276,988 279,880 283,001 283,802 281,471 Reflects the Adjusted Statements of Income (Loss) from Continuing Operations of Bath & Body Works, Inc. as if the Victoria's Secret business was reported as a discontinued operation for the periods presented. Refer to "Adjusted Financial Information" for more information on the adjustments made to historical results. Beginning in the third quarter of fiscal 2021, Victoria’s Secret’s historical financial results for periods prior to the spin- off will be reflected in the Company’s consolidated financial statements as discontinued operations. BATH & BODY WORKS, INC. ADJUSTED STATEMENTS OF INCOME (LOSS) FROM CONTINUING OPERATIONS - FISCAL 2020 DISCONTINUED OPERATIONS PRESENTATION - GIVING EFFECT TO THE VICTORIA'S SECRET & CO. SPIN-OFF (Unaudited) (In thousands, except per share amounts) (a) - In the second quarter, we recognized a $29.6 million charge ($23.9 million net of tax of $5.7 million) related to previously announced restructuring actions. (b) - In the third quarter, we recognized a $52.7 million pre-tax loss ($40.0 million net of tax of $12.7 million) associated with the early extinguishment of outstanding notes. (c ) - In the first quarter, we recognized a $50.4 million tax benefit related to the resolution of certain tax matters, and includes the income tax effects of the items referenced above.

First Quarter Second Quarter First Half Net Sales 1,469,479$ 1,703,726$ 3,173,205$ Costs of Goods Sold, Buying and Occupancy (727,781) (875,348) (1,603,129) Gross Profit 741,698 828,379 1,570,076 General, Administrative and Store Operating Expenses (404,534) (444,217) (848,751) Operating Income 337,164 384,161 721,325 Interest Expense (113,701) (96,684) (210,385) Other Income (Loss) (a) 278 (230) 48 Income from Continuing Operations before Income Taxes 223,740 287,247 510,988 Provision for Income Taxes (b) 53,354 71,983 125,337 Net Income from Continuing Operations 170,386$ 215,265$ 385,651$ Earnings per Common Share - Basic Continuing Operations 0.61$ 0.78$ 1.39$ Earnings per Common Share - Dilutive Continuing Operations 0.60$ 0.77$ 1.37$ Weighted Average Shares Outstanding Basic 279,121 274,978 277,050 Dilutive 284,461 280,002 282,232 Reflects the Adjusted Statements of Income from Continuing Operations of Bath & Body Works, Inc. as if the Victoria's Secret business was reported as a discontinued operation for the periods presented. Refer to "Adjusted Financial Information" for more information on the adjustments made to historical results. Beginning in the third quarter of fiscal 2021, Victoria’s Secret’s historical financial results for periods prior to the spin-off will be reflected in the Company’s consolidated financial statements as discontinued operations. BATH & BODY WORKS, INC. ADJUSTED STATEMENTS OF INCOME FROM CONTINUING OPERATIONS - FISCAL 2021 DISCONTINUED OPERATIONS PRESENTATION - GIVING EFFECT TO THE VICTORIA'S SECRET & CO. SPIN-OFF (Unaudited) (In thousands, except per share amounts) (a) - In the first quarter, we recognized a $105.5 million pre-tax loss ($80.1 million net of tax of $25.4 million) (b) - Includes the income tax effect of the item referenced above.

BATH & BODY WORKS, INC.
CONSOLIDATED BALANCE SHEETS
DISCONTINUED OPERATIONS PRESENTATION - GIVING EFFECT TO THE VICTORIA'S SECRET & CO. SPIN-OFF
(Unaudited)
(In millions)

	July 31, 2021	January 30, 2021	August 1, 2020
Current Assets			
Cash and Cash Equivalents	$ 1,695	$ 3,568	$ 2,446
Accounts Receivable, Net	131	148	150
Inventories	728	572	553
Other	133	52	73
Current Assets of Discontinued Operations	1,826	1,239	1,282
Total Current Assets	4,514	5,579	4,505
Property and Equipment, Net	1,002	1,017	1,084
Operating Lease Assets	1,051	968	876
Goodwill	628	628	628
Trade Names	165	165	165
Deferred Income Taxes	59	58	56
Other Assets	143	176	278
Noncurrent Assets of Discontinued Operations	2,831	2,981	3,288
Total Assets	$ 10,392	$ 11,571	$ 10,880
Current Liabilities:			
Accounts Payable	$ 460	$ 345	$ 463
Accrued Expenses and Other	699	712	755
Current Debt	-	-	450
Current Operating Lease Liabilities	148	173	169
Income Taxes	-	83	48
Current Liabilities of Discontinued Operations	1,318	1,512	1,549
Total Current Liabilities	2,625	2,826	3,433
Deferred Income Taxes	149	141	133
Long-term Debt	5,347	6,366	6,180
Long-term Operating Lease Liabilities	1,019	942	865
Other Long-term Liabilities	270	289	167
Long-term Liabilities of Discontinued Operations	2,170	1,667	2,006
Shareholder's Equity (Deficit):			
Preferred Stock	-	-	-
Common Stock	140	143	143
Additional Paid-in-Capital	911	891	869
Accumulated Other Comprehensive Income	87	83	49
Retained Earnings (Accumulated Deficit)	(1,505)	(1,421)	(2,611)
Less: Treasury Stock	(822)	(358)	(358)
Total L Brands Equity	(1,189)	(662)	(1,908)
Noncontrolling Interest	1	1	4
Total Equity (Deficit)	(1,188)	(661)	(1,904)
Total Liabilities and Equity	$ 10,392	$ 11,571	$ 10,880

Reflects the Consolidated Balance Sheets of Bath & Body Works, Inc. (the "Company") as if the Victoria's Secret business was reported as a discontinued operation for the periods presented. Assets and liabilities of Discontinued Operations include those classes of assets and liabilities that were transferred to Victoria's Secret & Co. pursuant to the spin-off, and exclude certain liabilities related to Victoria's Secret & Co. that were retained by the Company in connection with the spin-off. Beginning in the third quarter of fiscal 2021, Victoria's Secret's historical financial results for periods prior to the spin-off will be reflected in the Company's consolidated financial statements as discontinued operations.